UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): February 6, 2006

                          MISSION WEST PROPERTIES, INC.
             (Exact name of registrant as specified in its charter)

             Maryland             Commission File Number:         95-2635431
             --------                    1-8383                   ----------
(State or other jurisdiction of                                (I.R.S. Employer
          incorporation)                                        Identification)


                    10050 Bandley Drive, Cupertino, CA 95014
                    (Address of principal executive offices)

                                 (408) 725-0700
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

(a)  The following information is being furnished by the Company as required for
     Item 2.02(a) of this report and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934:

On February 6, 2006, the Company issued a press release announcing its earnings results for the fourth quarter and full year ended December 31, 2005. The press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference in response to Item 2.02(a) of this report.


--------------------------------------------------------------------------------

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.




                                        MISSION WEST PROPERTIES, INC.

Date: February 6, 2006                  By: /s/ Wayne N. Pham
                                        ------------------------------
                                        Wayne N. Pham
                                        Vice President of Finance and Controller

Exhibit 99.1

                                                                   PRESS RELEASE

For Immediate News Release
February 6, 2006


       MISSION WEST PROPERTIES ANNOUNCES FOURTH QUARTER AND FULL YEAR 2005
                               OPERATING RESULTS

  "We build the buildings for the high tech companies that build the internet"


Cupertino, CA - Mission West Properties, Inc. (AMEX/PCX: MSW) reported today that Funds From Operations ("FFO") for the quarter ended December 31, 2005 was $19,173,000 or $0.18 per diluted common share (considering the potential effect of all O.P. units being exchanged for shares of the Company's common stock) as compared to $22,982,000 or $0.22 per diluted common share for the same period in 2004. On a sequential quarter basis, FFO per diluted common share remained evenly compared to the previous quarter ended September 30, 2005. For the twelve months ended December 31, 2005, FFO decreased to $79,152,000 or $0.76 per diluted share from FFO of $103,320,000 or $0.99 per diluted share for the same period in 2004.

Net income to common stockholders per diluted share was $0.13 for the quarter ended December 31, 2005 compared to $0.16 for the quarter ended December 31, 2004, a per share decrease of approximately 18.8%. For the twelve months ended December 31, 2005, net income to common stockholders per diluted share was $0.55, down from $0.74 one year ago, a per share decrease of approximately 25.7%.

Company Profile

Mission West Properties, Inc. operates as a self-managed, self-administered and fully integrated REIT engaged in the management, leasing, marketing, development and acquisition of commercial R&D properties, primarily located in the Silicon Valley portion of the San Francisco Bay Area. Currently, the Company manages 107 properties totaling approximately 7.8 million square feet. For additional information, please contact Investor Relations at 408-725-0700.

The matters described herein contain forward-looking statements. Such statements can be identified by the use of forward-looking terminology such as "will", "anticipate", "estimate", "expect", "intends", or similar words. Forward-looking statements involve a number of risks, uncertainties or other factors beyond the Company's control, which may cause material differences in actual results, performance or other expectations. These factors include, but are not limited to, the ability to complete acquisitions under the Berg Land Holdings Option Agreement with the Berg Group and other factors detailed in the Company's registration statements, and periodic filings with the Securities & Exchange Commission.

                          MISSION WEST PROPERTIES, INC.
                             SELECTED FINANCIAL DATA
        (In thousands, except share, per share and property data amounts)



                                                   Three Months        Three Months     Twelve Months     Twelve Months
                                                      Ended               Ended             Ended             Ended
                                                   Dec 31, 2005        Dec 31, 2004      Dec 31, 2005      Dec 31, 2004
                                                 -----------------    ---------------   ---------------   ---------------
REVENUES:
Rental revenue from real estate                     $24,722 (1)          $28,814 (1)      $100,765 (1)     $119,339 (1)
Tenant reimbursements                                 3,508                3,295            14,762           14,919
Other income, including lease terminations,
     settlements and interest                         1,588                1,512             4,606            6,913
                                                 -----------------    ---------------   ---------------   ---------------
  Total revenues                                     29,818               33,621           120,133          141,171
                                                 -----------------    ---------------   ---------------   ---------------
EXPENSES:
Operating expenses                                    2,585                2,139             9,219            9,016
Real estate taxes                                     2,792                2,666            10,259           11,030
Interest                                              5,249                4,530            21,295           17,581
Interest (related parties)                              193                  317               972            1,077
General and administrative                              368                  382             1,910            2,011
Depreciation and amortization of real estate          5,278 (2)            5,180 (2)        21,283 (2)       21,347 (2)
                                                 -----------------    ---------------   ---------------   ---------------
  Total expenses                                     16,465               15,214            64,938           62,062
                                                 -----------------    ---------------   ---------------   ---------------
Income before equity in earnings of
unconsolidated
     joint venture and minority interests            13,353               18,407            55,195           79,109
Equity in earnings of unconsolidated joint               46                1,383               724            2,947
venture
Minority interests                                 (11,062)             (16,442)          (46,234)         (68,199)
                                                 -----------------    ---------------   ---------------   ---------------
   Income from continuing operations                  2,337                3,348             9,685           13,857
                                                 -----------------    ---------------   ---------------   ---------------

Discontinued operations, net of minority interests:
  Gain from disposal of discontinued operations         140                    -               445                -
  (Loss)/income from discontinued operations            (4)                (527)             (103)            (545)
                                                 -----------------    ---------------   ---------------   ---------------
Income from discontinued operations                     136                (527)               342            (545)

                                                 -----------------    ---------------   ---------------   ---------------
Net income to common stockholders                    $2,473               $2,821           $10,027          $13,312
                                                 =================    ===============   ===============   ===============
Net income to minority interests                    $11,701              $14,504           $47,524          $66,100
                                                 =================    ===============   ===============   ===============
Income per share from continuing operations:
   Basic                                              $0.13                $0.19             $0.53            $0.77
   Diluted                                            $0.13                $0.19             $0.53            $0.77
Income per share from discontinued operations:
   Basic                                                  -               ($0.03)            $0.02           ($0.03)
   Diluted                                                -               ($0.03)            $0.02           ($0.03)
                                                 -----------------    ---------------   ---------------   ---------------
Net income per share to common stockholders:
   Basic                                              $0.13                $0.16             $0.55            $0.74
                                                 =================    ===============   ===============   ===============
   Diluted                                            $0.13                $0.16             $0.55            $0.74
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (basic)     18,418,855          18,081,321        18,286,947        18,034,873
                                                 =================    ===============   ===============   ===============
Weighted average shares of common stock (diluted)   18,432,819          18,104,454        18,325,659        18,076,498
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units outstanding             86,118,031          86,400,565        86,220,117        86,444,773
                                                 =================    ===============   ===============   ===============

FUNDS FROM OPERATIONS
Funds from operations                               $19,173              $22,982           $79,152           $103,320
                                                 =================    ===============   ===============   ===============
Funds from operations per share (3)                  $ 0.18               $ 0.22            $ 0.76           $  0.99
                                                 =================    ===============   ===============   ===============
Outstanding common stock                            18,437,791          18,097,191        18,437,791        18,097,191
                                                 =================    ===============   ===============   ===============
Outstanding O.P. units                              86,099,095          86,384,695        86,099,095        86,384,695
                                                 =================    ===============   ===============   ===============
Weighted average O.P. units and common stock
   outstanding (diluted)                           104,550,850         104,505,019       104,545,776       104,521,271
                                                 =================    ===============   ===============   ===============

                                                   Three Months        Three Months     Twelve Months     Twelve Months
FUNDS FROM OPERATIONS CALCULATION                     Ended               Ended             Ended             Ended
                                                   Dec 31, 2005        Dec 31, 2004      Dec 31, 2005      Dec 31, 2004
                                                 -----------------    ---------------   ---------------   ---------------
Net income                                           $2,473              $2,821           $10,027         $  13,312
Add:
   Minority interests (4)                            11,602              14,387            47,045            65,614
   Depreciation and amortization of real estate from
     continuing operations                            5,686               5,503            22,987            22,991
   Depreciation and amortization of real estate from
     discontinued operations                              -                  53               315               529
   Depreciation & amortization of real estate held in   210                 218               984               874
     unconsolidated joint venture
Less:
   Gain on sale of real estate                         (798)                  -            (2,206)                -
                                                 -----------------    ---------------   ---------------   ---------------
Funds from operations                               $19,173             $22,982           $79,152          $103,320
                                                 =================    ===============   ===============   ===============

Funds From Operations ("FFO") is a non-GAAP financial measurement used by real estate investment trusts ("REITs") to measure and compare operating performance. As defined by NAREIT, FFO represents net income (loss) before minority interest of unit holders (computed in accordance with GAAP, accounting principles generally accepted in the United States of America), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets) and after adjustments for unconsolidated partnerships and joint ventures. Management considers FFO to be an appropriate supplemental measure of the Company's operating and financial performance because when compared year over year, it reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and interest costs, providing a perspective not immediately apparent from net income. In addition, management believes that FFO provides useful information about the Company's financial performance when compared to other REITs since FFO is generally recognized as the industry standard for reporting the operations of REITs. FFO should not be considered as an alternative for net income as a measure of profitability or is it comparable to cash flows provided by operating activities determined in accordance with GAAP. FFO is not comparable to similarly entitled items reported by other REITs that do not define them exactly as we define FFO.


                                                   Three Months        Three Months      Twelve Months    Twelve Months
                                                       Ended              Ended              Ended            Ended
PROPERTY AND OTHER DATA:                           Dec 31, 2005        Dec 31, 2004       Dec 31, 2005      Dec 31, 2004
                                                 ---------------   ---------------      -----------------    ---------------
Total properties, end of period                          107                  109              107              109
Total square feet, end of period                   7,780,084            7,917,262        7,780,084        7,917,262
Average monthly rental revenue per square foot         $1.62                $1.80            $1.58            $1.80
(5)
Average occupancy                                       67.0%                70.0%           67.9%             71.7%
Actual occupancy                                        66.7%                70.7%           66.7%             70.7%
Leased properties                                       68.9%                71.2%           68.9%             71.2%
Straight-line rent                                   ($   84)             ($  600)          $  707          ($  460)
Leasing commissions                                   $1,306               $  410           $5,296           $1,801
Capital expenditures                                  $  267               $1,148           $1,138           $1,519

BALANCE SHEET                                  December 31, 2005     December 31, 2004
                                              --------------------  --------------------
Assets:
Land                                               $ 273,933             $ 273,663
Buildings and improvements                           766,457               770,757
Real estate related intangible assets                 17,410                18,284
                                              --------------------  --------------------
   Total investments in properties                 1,057,800             1,062,704
Less accumulated depreciation and                   (130,419)             (110,062)
amortization
Assets held for sale, net of accumulated
     depreciation of $1,578 at 12/31/04                    -                 8,221
                                              --------------------  --------------------
   Net investments in properties                     927,381               960,863
Cash and cash equivalents                             31,441                 1,519
Restricted cash                                       16,712                 1,551
Deferred rent receivable                              19,218                18,511
Investment in unconsolidated joint venture             3,263                 3,559
Other assets                                          25,362                19,653
                                              --------------------  --------------------
   Total assets                                   $1,023,377            $1,005,656
                                              ====================  ====================

Liabilities:
Mortgage notes payable                             $ 357,481             $ 292,822
Mortgage notes payable - related parties              10,051                10,420
Line of credit - related parties                           -                 9,560
Revolving line of credit                                   -                24,208
Interest payable                                         321                   327
Security deposits                                      8,047                 8,544
Deferred rental income                                 6,103                11,038
Liabilities related to assets held for sale                -                    14
Dividend/distribution payable                         16,725                16,718
Accounts payable and accrued expenses                  8,952                 6,704
                                              --------------------  --------------------
   Total liabilities                                 407,680               380,355

Minority interests                                   500,682               512,089

Stockholders' equity:
Common stock, $.001 par value                             18                    18
Paid in capital                                      138,038               134,539
Accumulated deficit                                  (23,041)              (21,345)
                                              --------------------  --------------------
   Total stockholders' equity                        115,015               113,212
                                              --------------------  --------------------
   Total liabilities and stockholders' equity     $1,023,377            $1,005,656
                                              ====================  ====================


(1) Includes approximately $472 in amortization expense for the three months ended December 31, 2005 and 2004 and approximately $1,888 in amortization expense for the twelve months ended December 31, 2005 and 2004 for the amortization of the above-market lease intangible asset of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."
(2) Includes approximately $321 and $440 in amortization expense for the three months ended December 31, 2005 and 2004, respectively, and approximately $1,444 and $2,172 in amortization expense for the twelve months ended December 31, 2005 and 2004, respectively, for the amortization of in-place lease value of the San Tomas Technology Park acquisition pursuant to Statement of Financial Accounting Standard No. 141, "Business Combinations."
(3) Calculated on a fully diluted basis. Assumes conversion of O.P. units outstanding into the Company's common stock.
(4) The minority interest for third parties has been deducted from total minority interest in calculating FFO.
(5) Average monthly rental revenue per square foot has been determined by taking the cash base rent for the period divided by the number of months in the period, and then divided by the average occupied square feet in the period.